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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

            CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2001


                          ARONEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

           DELAWARE                                0-20111                              76-0196535

(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                          8707 TECHNOLOGY FOREST PLACE
                         THE WOODLANDS, TEXAS 77381-1191

                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 367-1666
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

         On January 8, 2001, Aronex Pharmaceuticals, Inc. (the "Company") publicly disseminated a press release announcing that the U.S. Food and Drug Administration has denied approval of the Company's New Drug Application for ATRAGEN(R) (tretinoin liposome for injection) as a treatment for patients with acute promyelocytic leukemia, for whom therapy with tretinoin is necessary but for whom an intravenous administration is required. The recent ruling from the FDA will result in the Company taking steps to reserve cash by reducing its workforce and other operating expenses.

         The foregoing description is qualified in its entirety by reference to the Company's press release dated January 8, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

         Exhibit 99.1   --   The Company's Press Release dated January 8, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARONEX PHARMACEUTICALS, INC.

Date: January 9, 2001

                                       By: /s/ TERANCE A. MURNANE
                                         ---------------------------------------
                                               Terance A. Murnane
                                               Controller


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                                 EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

Exhibit 99.1   --   The Company's Press Release dated January 8, 2001.